EXHIBIT 10.1

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

SUPPLEMENTAL AGREEMENT NO. 12

to

Purchase Agreement No. 3219

between

THE BOEING COMPANY

and
AMERICAN AIRLINES, INC.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 12 (SA-12 is made between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing), and AMERICAN AIRLINES, INC, a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3219 dated October 15, 2008, relating to Boeing Model 787 aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified in such Purchase Agreement;
WHEREAS, Customer and Boeing have previously executed documents amending the Purchase Agreement to reflect Customer’s acceptance of [****] (Package A), [****] (Package B), [****] (Package C), and [****] (Package D) (Customer’s acceptance of [****] reflected in Package A, Package B, Package C, and Package D mutually agreed to comprise Customer [****] Changes) for [****] aircraft (Customer [****] Aircraft). [****] changes to any [****] Aircraft will be undertaken in the ordinary course of business between Boeing and Customer. With respect to such Customer [****] Changes, Customer and Boeing now agree to replace the existing Exhibit A2(R4) with a revised Exhibit A2(R5) [****];

PA 3219 SA-12 Page 1 BOEING PROPRIETARY
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WHEREAS, Customer and Boeing agree to revise certain tables, exhibits and letter agreements to incorporate agreed upon Customer [****] Changes for the Customer [****] Aircraft; and
NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:
1.Table of Contents.
The Table of Contents referencing SA-11 in the footer is deleted in its entirety and is replaced with the new Table of Contents (attached hereto) referencing SA-12 in the footer. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.
2.    Tables.
Table 6(R1). Table 6 entitled “787-8 Exercised Aircraft, Aircraft Delivery, Description, Price and Advance Payments” referencing SA-11 in the footer is deleted in its entirety and is replaced with the similarly titled Table 6(R1) (attached hereto) referencing SA-12 in the footer. Table 6 (R1) is hereby incorporated into the Purchase Agreement in replacement of Table 6.
3.    Exhibit.
Exhibit A2(R5). Exhibit A2(R4) entitled “Aircraft Configuration relating to [****] Aircraft,” including the list of optional features thereto, referencing SA-11 in the footer is deleted in its entirety and replaced with Exhibit A2(R5) entitled “Aircraft Configuration relating to [****] Aircraft” (attached hereto) referencing SA-12 in the footer. Exhibit A2(R5) is hereby incorporated into the Purchase Agreement in replacement of Exhibit A2(R4).
4.    Letter Agreements.
Letter Agreement AAL-PA-3219-1802262, entitled “[****],” including Attachments A and B thereto, referencing SA-11 in the footer is deleted in its entirety and replaced with the similarly titled Letter Agreement AAL-PA-3219-1802262R1 (attached hereto) referencing SA-12 in the footer. Letter Agreement AAL-PA-3219-1802262R1 is hereby incorporated into the Purchase Agreement.

5.    Effect on Purchase Agreement.
5.1    Table 6 Reference Clarifications.

PA 3219 SA-12 Page 2 BOEING PROPRIETARY
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5.1.1    The following references in the Purchase Agreement and the associated exhibits, supplemental exhibits, and letter agreements to the Purchase Agreement to “Table 6” is now deemed to refer to “Table 6(R1)”. Specifically, the locations of such references are as follows:

Location of References*
Articles 1, 2, 3 (all sections), 4 (all sections), and Section 5.1 of the Basic Articles
Exhibit C(R1), Definitions of “Aircraft” and “Engine”
Section 1 of Supplemental Exhibit AE1
Section 1 (definition of “Firm Aircraft”) and Attachment C(R4) of Letter Agreement 6-1162-TRW-0664R2 entitled “Aircraft Purchase Rights and Substitution Rights”
Section 1.1 of LA 6-1162-TRW-0672R1 entitled “Promotional Support Agreement”
Section 9.2 of Letter Agreement 6-1162-TRW-0674R4 entitled “Business Considerations”
Section 1.1 of Letter Agreement AAL-PA-3219-LA1802492 entitled “Open Configuration Matters”
Sections 6 and 7 of Supplemental Agreement No. 11
Supplemental Exhibit EE2

5.2     References in the Purchase Agreement and any supplemental agreements and associated letter agreements to the tables, exhibits, supplemental exhibits and letter agreements listed in the left column of the below table shall be deemed to refer to the corresponding tables, exhibits, supplemental exhibits and letter agreements listed in the right column of the below table.

Reference	Replacement Reference
Exhibit A2(R4)	Exhibit A2(R5)
Letter Agreement AAL-PA-3219-LA-1802262	Letter Agreement AAL-PA-3219-LA-1802262R1

5.3    Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, and agreements, understandings, commitments or representations

PA 3219                      SA-12                         Page 3
BOEING PROPRIETARY

whatsoever, oral or written, with respect to the subject matter hereof and may be changed only in writing signed by authorized representatives of the parties.

6.    Reimbursements of Advance Payments.
Upon execution of this SA-12, Boeing shall [****] by the replacement of Exhibit A2(R4) with Exhibit A2(R5) and the [****] for the 787-8 Aircraft included in Exhibit A2(R5) (the [****]). Such [****] will be accomplished by [****] due by Customer to Boeing [****] is due by Customer to Boeing (which the parties agree [****]). The [****] is [****].

The rest of this page is left intentionally blank.

PA 3219 SA-12 Page 4 BOEING PROPRIETARY
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AGREED AND ACCEPTED

May 29, 2019
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	MD Fleet
Title	Title

PA 3219    SA-12        Page 5
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
1.	Quantity, Model and Description	SA-3
2.	Delivery Schedule	SA-3
3.	Price	SA-3
4.	Payment	SA-3
5.	Miscellaneous	SA-3
6.	Confidential Treatment

TABLE
~~1.~~	~~Aircraft Information Table – TRENT~~ WITHDRAWN	SA-2
1(R7)	787-9 Aircraft Information Table – GENX
2(R1)	787-8 Aircraft Information Table – GENX ([****] (12) 787-8 Aircraft)	SA-5
3(R1)	787-8 Aircraft Information Table – GENX ([****] Eight (8) 787-8 Aircraft, yielding Twenty (20) 787-8 Aircraft)	SA-5
4	WITHDRAWN	SA-6
5 6(R1)	2018 787-9 Exercised Aircraft Information Table – GENX 2018 787-8 Exercised Aircraft Information Table-GENX	SA-11 SA-12

EXHIBIT
A(R3).	Aircraft Configuration for [****] Aircraft	SA-11
A2(R5)	Aircraft Configuration for [****] Aircraft	SA-12
B(R1).	Aircraft Delivery Requirements and Responsibilities	SA-3
C(R1).	Defined Terms	SA-3

SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1(R1).	Buyer Furnished Equipment Variables 787-9	SA-3
BFE2.	Buyer Furnished Equipment Variables 787-8	SA-3
CS1.	787 Customer Support Document
EE1.	[****]
~~EE1~~.	[****] WITHDRAWN	SA-2
EE2.	[****]	SA-4
SLP1.	Service Life Policy Components

PA 3219 SA-12 Table of Contents BOEING PROPRIETARY Page 1
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TABLE OF CONTENTS, continued
LETTER AGREEMENTS		SA NUMBER
3219-01	[****]
3219-02	Special Terms – Seats and In-Flight Entertainment
3219-04	[****]
3219-05R1	Spare Parts Commitments	SA-3
3219-06R1	Spare Parts Initial Provisioning	SA-3
~~3219-08R2~~	~~Open Configuration Matters~~ WITHDRAWN	SA-8
~~6-1162-AKP-071R1~~	[****] Terminated per AAL-PA-1977-LA-1105595
~~6-1162-AKP-072R2~~	[****] Terminated per AAL-PA-1977-LA-1105595
6-1162-AKP-073R1	Accident Claims and Litigation
~~6-1162-CLO-1031R1~~	[****] WITHDRAWN	SA-2 SA-3
~~6-1162-CLO-1032R1~~	[****] Terminated	SA-3
6-1162-CLO-1039	[****]
6-1162-CLO-1042	[****]
6-1162-CLO-1043R1	787 Inspection Process	SA-3
6-1162-CLO-1045R1	[****]	SA-2
~~6-1162-CLO-1046~~	~~SA-eE, COTS Software and End User License Matters~~ WITHDRAWN	SA-3
6-1162-CLO-1047R4	[****]	SA-11
~~6-1162-CLO-1048~~	~~Final Matters~~ WITHDRAWN	SA-2
6-1162-CLO-1049R2	CS1 Matters	SA-6
6-1162-TRW-0664R2	Aircraft Purchase Rights and Substitution Rights	SA-11
	~~Attachment A(R2) – MADP Exercise Dates~~ WITHDRAWN	SA-11
	~~Attachment B(R2) – QADP Exercise Dates~~ WITHDRAWN	SA-11
	~~Attachment C(R3) – MADP & QADP Rights Aircraft:  Description/Price Data~~ Attachment C(R4)	SA-11

PA 3219 SA-12 Table of Contents BOEING PROPRIETARY Page 2
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TABLE OF CONTENTS, continued
	Attachment D – Form of Purchase Agreement Supplement	SA-11
Attachment E – Letter Agreements To Be Included In Purchase Agreement Supplement		SA-6
LETTER AGREEMENTS	NUMBER
~~6-1162-TRW-0665~~	[****] WITHDRAWN	SA-3
~~6-1162-TRW-0666~~	[****] WITHDRAWN	SA-3
6-1162-TRW-0667R3	[****]	SA-11
6-1162-TRW-0668R1	Special Matters Relating to COTS Software and End User License Agreements	SA-3
6-1162-TRW-0670R1	Miscellaneous Commitments for Model 787 Aircraft	SA-3
~~6-1162-TRW-0671~~	[****] WITHDRAWN	SA-3
6-1162-TRW-0672R1	Promotional Support Agreement	SA-3
6-1162-TRW-0673R1	Confidentiality	SA-3
6-1162-TRW-0674R4	Business Considerations	SA-11
AAL-PA-3219-LA-08836R2	[****]	SA-11
AAL-PA-3219-LA-08837R1	[****]	SA-6
AAL-PA-3219-LA-08838	[****]	SA-3
AAL-LA-1106678	Assignment Matters	SA-3

AAL-PA-3219-LA-1302236R1	[****]	SA-6
AAL-PA-3219-LA-1604503R1	787 [****] Matters	SA-8
AAL-PA-03219-LA-1701988 AAL-PA-03219_LA-1804779 AAL-PA-03219-LA-1802262R1 AAL-PA-03219-LA-1802492	[****] [****] [****] Open Configuration Matters	SA-10 SA-11 SA-12 SA-11
ATTACHMENTS
Attachment 1	Schedule for [****] of 787-9 MADP Rights	SA-11

PA 3219 SA-12 Table of Contents BOEING PROPRIETARY Page 3
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TABLE OF CONTENTS, continued
Attachment 2	Schedule for [****] of 787-9 QADP Rights	SA-11
Attachment 3	787-9 Purchase Rights Aircraft [****] Schedule	SA-11

PA 3219 SA-12 Table of Contents BOEING PROPRIETARY Page 4
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Table 6R1 To
Purchase Agreement No. PA-03219
787-8 Exercised Aircraft, Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:    787-8    [****]    Detail Specification:    [****]

Engine Model/Thrust:	GENX-1B70	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****]		[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:	[****]		[****]
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):		[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):		[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]	Engine Escalation Data:
//Seller Purchased Equipment (SPE)/In-Flight Ent		$[****]	Base Year Index (ECI):		[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]	Base Year Index (CPI):		[****]
Deposit per Aircraft:		$[****]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing [****]	[****]	[****]	Total [****]
[****]-2020	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]

AAL-PA-03219 113460-1F.txt                    Boeing Proprietary SA-12, Table 6R1
                                                                     Page 1

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Table 6R1 To
Purchase Agreement No. PA-03219
787-8 Exercised Aircraft, Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing [****]	[****]	[****]	Total [****]
[****]-2020	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
Total:    22

AAL-PA-03219 113460-1F.txt                    Boeing Proprietary SA-12, Table 6R1
                                                                     Page 2

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AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Exhibit A2(R5) to Purchase Agreement Number 3219

Exhibit A2(R5)
AIRCRAFT CONFIGURATION
Dated as of the effective Date of SA-12
relating to

BOEING MODEL [****] AIRCRAFT

The Detail Specification is Boeing document number[****] (the [****] due to the Detail Specification being [****]). The Detail Specification provides [****] set forth in this Exhibit A. Such Detail Specification is comprised of Boeing 787 Airplane [****] by Customer, including the effects on [****], that are specified herein. [****], Boeing will furnish to Customer copies of the Detail Specification, which copies will [****]. The [****], except such [****].

P.A. No. 3219 SA-12     Exhibit A2(R5), Page 1 BOEING PROPRIETARY
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Exhibit A To
Boeing Purchase Agreement
Configuration Item Number	Title	[****] Dollars Price Per A/C
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

SA-12                 Exhibit A2(R5)
PA 3219                 BOEING PROPRIETARY              Page 1 of 4

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit A To
Boeing Purchase Agreement
Configuration Item Number	Title	[****] Dollars Price Per A/C
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

SA-12                 Exhibit A2(R5)
PA 3219                 BOEING PROPRIETARY              Page 2 of 4

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit A To
Boeing Purchase Agreement
Configuration Item Number	Title	[****] Dollars Price Per A/C
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

SA-12                 Exhibit A2(R5)
PA 3219                 BOEING PROPRIETARY              Page 3 of 4

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Exhibit A To
Boeing Purchase Agreement
Configuration Item Number	Title	[****] Dollars Price Per A/C
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

	[****]	[****]

SA-12                 Exhibit A2(R5)
PA 3219                 BOEING PROPRIETARY              Page 4 of 4

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The Boeing Company
P.O. Box 3707
Seattle, WA 98124‑2207

AAL-PA-03219-LA-1802262R1

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	[****]

Reference:	Purchase Agreement No. 03219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Boeing and Customer agree that Customer may substitute the purchase of a Boeing Model 787-8 aircraft in place of any [****], as defined in article 1 below (Substitution Right), subject to the following terms and conditions:

1.    Definitions.

[****], for purposes of this Letter Agreement, has the definition ascribed to such term in Section 1 of Letter Agreement AAL‑PA‑03219‑LA‑1804779 entitled “[****]” (the [****]).

[****] for purposes of this Letter Agreement, means [****].
2.    Customer’s Written Notice.
Customer shall provide written notice to Boeing [****].
Such [****].
3.    Boeing’s [****].
3.1    Customer’s [****]. Within [****], Boeing will provide a [****].
3.2    If Boeing is [****]. Customer will have [****].

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3.3    All of Boeing’s [****]; however, such [****].

3.4    If the [****].
4.    [****] Limited Scope Supplemental Agreement.
Upon Customer’s [****], Boeing and Customer will enter into a supplemental agreement with respect to each [****], the scope and purpose of which shall be limited to incorporating the [****] into the Purchase Agreement as an [****] ([****] Limited Scope Supplemental Agreement). The [****] Limited Scope Supplemental Agreement will incorporate the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement (including, but not limited to, modifications to Attachment A to this Letter Agreement to reflect the addition of [****]). Upon the execution and delivery of a [****] Limited Scope Supplemental Agreement pursuant to this Section 4, the [****] identified in such [****] Limited Scope Supplemental Agreement shall be [****] as defined in the Purchase Agreement and shall for all purposes be governed by the Purchase Agreement.
5.    [****].
5.1    The [****] for the [****] are set forth in Attachment A to this Letter Agreement.
5.2    The [****] for each of [****] shall be [****] in accordance with the terms set forth in [****] as such provisions have been applied to the [****].
5.3    At the time of execution of each [****] Limited Scope Supplemental Agreement, the [****].
5.4    Any [****] made by Customer to Boeing with respect to an applicable [****] Limited Scope Supplemental Agreement relating thereto. If the parties had previously entered into a Limited Scope Supplemental Agreement pursuant to the [****] Limited Scope Supplemental Agreement had been entered into as of the as of the date the applicable Limited Scope Supplemental Agreement as defined in the [****]. If the amount of any [****], then [****]. If the amount of the [****].
5.5    [****].     At the time of [****]:
5.5.1 In [****] is:
[****]        [****]

[****]	[****]
Each such [****].

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5.5.2    Boeing will [****].

6.    Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior consent of Boeing.
7.    Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. Subject to the terms and conditions of Letter Agreement 6-1162-TRW-0673R1 entitled “Confidentiality”, either party may disclose the information contained herein without the consent of the other party when and to the extent required by any law applicable to such party or by a Governmental Authority.

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company

Its:	Attorney-In-Fact

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ACCEPTED AND AGREED TO this

Date: May 29, 2019

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Its:	MD Fleet

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Attachment A

Airframe Price, Optional Features Prices, and Aircraft Basic Price for the 787-8

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Attachment B To
Letter Agreement No. AAL-03219-LA-1802262R1
[****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:    787-8    [****] pounds    Detail Specification:    [****]

Engine Model/Thrust:	GENX-1B70	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****]		[****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:	[****]		[****]
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):		[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):		[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]	Engine Escalation Data:
//Seller Purchased Equipment (SPE)/In-Flight Ent		$[****]	Base Year Index (ECI):		[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]	Base Year Index (CPI):		[****]
Non-Refundable Deposit/Aircraft at Def Agreemt:		$[****]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing [****]	[****]	[****]	Total [****]
[****]	[****]	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]

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Attachment B To
Letter Agreement No. AAL-03219-LA-1802262R1
[****] Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[****]	[****]	[****]	Total [****]
[****]	[****]	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
[****]	[****]	[****]	[****]	$[****]	$[****]	$[****]	$[****]	$[****]
Total:    14
Note: Each [****]: [****] = [****],[****] = [****],[****] = [****],[****] = [****]

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